UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of earliest event reported: March 8, 2006
PetSmart, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
19601 North 27th Avenue, Phoenix, Arizona 85027

(Address of Principal Executive Offices) (Zip Code)
(623) 580-6100

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
          On March 8, 2006, PetSmart, Inc. appointed Raymond L. Storck as our Vice President, Finance, Chief Accounting Officer and Controller. Mark D. Mumford, PetSmart’s former Vice President, Chief Accounting Officer resigned on March 8, 2006, to accept the position of Chief Financial Officer of P.F. Chang’s China Bistro, Inc., a publicly traded restaurant chain. Mr. Mumford is expected to remain with PetSmart through the end of March 2006, to assist in the transition of his duties to Mr. Storck.
          Mr. Storck is age 45, and joined PetSmart in May 2004 as Vice President, Controller. From 2000 to 2004, Mr. Storck served as Chief Financial Officer and Treasurer of MicroAge, Inc., an information technology products and services company, and from 1986 to 2000 he held various other executive positions, including Vice President and Controller. In April 2000, MicroAge, Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code.
          As an executive officer of PetSmart, Mr. Storck is eligible to participate in our Executive Change in Control and Severance Benefit Plan, which we adopted in March 2003. A description of the terms of our Executive Change in Control and Severance Benefit Plan is contained in our definitive proxy statement for our 2005 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on May 9, 2005.
          As an executive officer of PetSmart, Mr. Storck is eligible to participate in our Executive Short Term Incentive Plan, which was approved by our stockholders in June 2002. A description of the terms of our Executive Short Term Incentive Plan is contained in our definitive proxy statement for our 2002 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on May 13, 2002. Please also see our Current Report on Form 8-K, dated January 27, 2006 and filed with the Securities and Exchange Commission on February 3, 2006, for a description of the fiscal 2006 bonus criteria.
Item 9.01. Financial Statements and Exhibits.
(d)

Exhibit No.	Description

10.1 (1)	Executive Change in Control and Severance Benefit Plan.

10.2 (2)	Executive Short Term Incentive Plan, as amended.

(1)	Incorporated by reference to Exhibit 10.16 to our Annual Report on Form 10-K for the fiscal year ended February 2, 2003 (File No. 0-21888), filed with the Securities and Exchange Commission on April 18, 2003.

(2)	Incorporated by reference to Exhibit 10.11 to our Annual Report on Form 10-K for the fiscal year ended February 2, 2003 (File No. 0-21888), filed with the Securities and Exchange Commission on April 18, 2003.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PetSmart, Inc.
	By:	/s/ Timothy E. Kullman
Dated: March 13, 2006		Timothy E. Kullman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1 (1)	Executive Change in Control and Severance Benefit Plan.

10.2 (2)	Executive Short Term Incentive Plan, as amended.

(1)	Incorporated by reference to Exhibit 10.16 to our Annual Report on Form 10-K for the fiscal year ended February 2, 2003 (File No. 0-21888), filed with the Securities and Exchange Commission on April 18, 2003.

(2)	Incorporated by reference to Exhibit 10.11 to our Annual Report on Form 10-K for the fiscal year ended February 2, 2003 (File No. 0-21888), filed with the Securities and Exchange Commission on April 18, 2003.